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                                  EXHIBIT 23.2

                          CONSENT OF INDEPENDENT AUDITORS


         We hereby consent to the use of our report dated January 24, 1997, with respect to the financial statements of Intek Global Corporation included in the Form 10-K of Intek Global Corporation dated September 30, 1998.


                                                  /s/  Baker Tilly

                                                  Baker Tilly
                                                  Chartered Accountants and
                                                  Registered Auditors

London, England
July 29, 1999